UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2012

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On March 17, 2012, Kforce Inc. (the “Firm”) entered into a Stock Purchase Agreement (the “Agreement”) to sell all of the issued and outstanding stock of Kforce Clinical Research, Inc. (“KCR”), a Florida corporation and wholly-owned subsidiary of the Firm, to inVentiv Health, Inc. (the “Purchaser”) for a total cash purchase price of $50.0 million, subject to a post-closing working capital adjustment.

In addition, the Firm, KCR and the Purchaser each made customary representations and warranties and covenants in the Agreement and the Agreement contains customary indemnification provisions. The consummation of the Agreement, which is expected to occur at the end of March 2012, is contingent upon customary closing conditions.

Other than in respect of the Agreement and certain related agreements, the Firm, its subsidiaries, its directors and officers and the associates of such directors and officers have no material relationship with the Purchaser.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On March 19, 2012, the Firm issued a press release announcing the execution of the Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed and furnished, respectively, herewith:

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of March 17, 2012, by and among Kforce Inc., Kforce Clinical Research, Inc. and inVentiv Health, Inc.

99.1	Press Release dated March 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

March 19, 2012	By:	/s/ JOSEPH J. LIBERATORE
Joseph J. Liberatore,
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

March 19, 2012	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Vice President, Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

10.1*	Stock Purchase Agreement, dated as of March 17, 2012, by and among Kforce Inc., Kforce Clinical Research, Inc. and inVentiv Health, Inc.

99.1	Press Release dated March 19, 2012.

*	The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Firm will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.